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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

         Date of Report (Date of earliest event reported): July 17, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES PMC-1)
             (Exact name of registrant as specified in its charter)

       DELAWARE                001-31591                    13-3891329
   (State or other           (Commission                (I. R. S. Employer
   jurisdiction  of           File Number)              Identification No.)
    incorporation)

      WORLD FINANCIAL CENTER,                                  10080
        NEW YORK, NEW YORK                                  (Zip Code)
       (Address of principal
        executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                      INFORMATION TO BE INCLUDED IN REPORT

SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS

             Not applicable.

SECTION 2.   FINANCIAL INFORMATION

             Not applicable.

SECTION 3.   SECURITIES AND TRADING MARKETS

             Not applicable.

SECTION 4.   MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

             Not applicable.

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT

             Not applicable.

SECTION 6.   ASSET-BACKED SECURITIES

             Not applicable.

SECTION 7.   REGULATION FD

             Not applicable.

SECTION 8.   OTHER EVENTS

        ITEM 8.01     OTHER EVENTS

               99.1 Distribution to holders of the PPLUS Trust Certificates Series PMC-1 on July 17, 2006.

                            For information with respect to the underlying
                      securities held by PPLUS Trust Series PMC-1, please refer to Altria Group Inc.'s (Commission file number 001-08940) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                            Although we have no reason to believe the
                      information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if you were investing directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


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SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS

        ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

               (a)    Financial statements of business acquired.

                      Not Applicable.

               (b)    Pro forma financial information.

                      Not Applicable.

               (c)    Shell company transactions.

                      Not applicable.

               (d)    Exhibits.

                      99.1 Trustee's report in respect of the July 17, 2006 distribution to holders of the PPLUS Trust Certificates Series PMC-1.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     MERRILL LYNCH DEPOSITOR, INC.

Date: July 24, 2006                  By:    /s/ Kevin Pennant
                                            -----------------------
                                     Name:  Kevin Pennant
                                     Title: Vice President



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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the July 17, 2006 distribution to holders of the PPLUS Trust Certificates Series PMC-1.